                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 October, 1996
                           PAYMENT November 15, 1996
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     CUSIP#              393534AA0
                                     Trust Account #     33-31829-0
                                     Distribution Date:  November 15, 1996

SECURITIZED NET INTEREST MARGIN CERTIFICATES                       Per $1,000
----------------------------------------------                      ORIGINAL
                                                                    ---------
1.   Amount Available                              6,506,813.66

Interest

2.   Aggregate Interest                            1,628,965.19    3.20662439

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest               1,628,965.19

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                  4,877,848.47    9.60206392

7.   Remaining outstanding principal
     balance                                     278,420,445.08   548.0717423
     Pool Factor                                      .54807174

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               421,127,234.75**

9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                                 74,098,200.76
     (ii)  attributable to this
           securitization                         23,069,255.03

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                               3,523,667.05


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  October 1996
                           PAYMENT November 15, 1996
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                     CUSIP#             393534AA0
                                     Trust Account #    33-31829-0
                                     Distribution Date: November 15, 1996

SECURITIZED NET INTEREST MARGIN
-------------------------------                            PER $1,000
CERTIFICATES                                                ORIGINAL
------------                                               ----------


11.    Weighted average CPR                          13.83%

12.    Weighted average CDR                           2.44%

13.    Annualized net loss percentage                 1.26%

14.    Delinquency           30-59 day                0.89%
                             60-89 day                0.32%
                             90+ day                  0.66%
                             Total 30+                1.87%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.


GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
October, 1996
PAYMENT November, 1996

                                                     Fee Assets
----------------------------------------------------------------------------------------
                    Guarantee           GNMA          Excess      Inside     Fee Asset
                    Fees               Excess       Servicing      Refi        Total
----------------------------------  ------------  ------------  ----------  ------------
MaHCS 1987-A        19,576.36                         7,601.02      617.41     27,794.79
MaHCS 1987-B        58,648.49                        20,207.43    3,480.06     82,335.98
MLMI 1987B          34,879.81                         5,193.07                 40,072.88
MLMI 1987C          43,910.97                         8,983.28                 52,894.25
MLMI 1988E          52,731.47                         9,099.53      577.69     62,408.69
MLMI 1988H                .00                         8,810.25                  8,810.25
MLMI 1988Q                .00                        13,532.89                 13,532.89
MLMI 1988X                .00                        10,335.61                 10,335.61
MLMI 1989B                .00                         6,090.71                  6,090.71
MLMI 1989D                .00                        12,364.43                 12,364.43
MLMI 1989F          50,868.06                        17,578.82    1,576.65     70,023.53
MLMI 1989H           8,717.95                        15,269.26    1,303.19     25,290.40
MLMI 1990B                                           10,197.12      480.15     10,677.27
MLMI 1990D                .00                              .00    6,083.77      6,083.77
MLMI 1990G          46,214.48                        17,494.17    4,011.44     67,720.09
MLMI 1990I                .00                              .00                       .00
MLMI 1991B                .00                              .00                       .00
MLMI 1991D                .00                        19,449.23                 19,449.23
MLMI 1991G                .00                        26,754.13                 26,754.13
MLMI 1991I                .00                        28,319.57                 28,319.57
MLMI 1992B                .00                        96,197.54                 96,197.54
MLMI 1992D                .00                        47,477.99                 47,477.99
GTFC 1992-1        299,754.23                        58,510.83    7,314.68    365,579.74
GTFC 1992-2        205,911.36                        71,620.37   15,340.43    292,872.16
GTFC 1993-1        304,951.88                        65,466.81   14,578.15    384,996.84
GTFC 1993-2        469,739.23                       125,595.60   32,994.39    628,329.22
GTFC 1993-3        961,415.99                       191,382.52   60,156.37  1,212,954.88
GTFC 1993-4               .00                       217,961.63                217,961.63
                 ------------                     --------------------------------------
Conventional     2,557,320.28                     1,111,493.81  148,514.38  3,817,328.47


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                 October, 1996
                           PAYMENT November 15, 1996





GNMA Servicing Fees                                           2,512,531.05    47,029.36      2,559,560.41
FHA Payment                                                    (856,064.08)                   (856,064.08)
Servicing                                                      (428,227.69)                   (428,227.69)
Prepayment shortfalls                                           (76,342.10)                    (76,342.10)
Liquidation Losses                                             (270,598.98)                   (270,598.98)
                                                              ------------    ---------    ---------------
  GNMA                                                          881,298.20    47,029.36        928,327.56

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
  Servicing Fees, and Inside Refinance Payments                                              4,745,656.03

Payment on Finance 1 Note                                                                    4,745,656.03

Allocable to Interest (current)                                                                817,555.33

Allocable to accrued but unpaid Interest                                                              .00

Accrued and unpaid Trustee Fees                                                                       .00

Allocable to Principal                                                                       3,928,100.70

Finance 1 Note Principal Balance                                                           138,255,434.74

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                 October 1996
                           PAYMENT November 15, 1996


                                             Inside
                               Residual       Refi        Total
                             ------------  ----------  ------------
MaHCS 1987-A                          .00                       .00
MaHCS 1987-B                          .00                       .00
MLMI 1987B                            .00                       .00
MLMI 1987C                            .00                       .00
MLMI 1988E                            .00                       .00
MLMI 1988H                      13,858.55      261.82     14,120.37
MLMI 1988Q                      48,716.08      477.03     49,193.11
MLMI 1988x                      21,420.08    1,549.31     22,969.39
MLMI 1989B                            .00         .00           .00
MLMI 1989D                            .00    1,518.58      1,518.58
MLMI 1989F                            .00                       .00
MLMI 1989H                            .00                       .00
MLMI 1990B                            .00                       .00
MLMI 1990D                            .00                       .00
MLMI 1990G                            .00                       .00
MLMI 1990I                            .00   12,409.27     12,409.27
MLMI 1991B                            .00      762.50        762.50
MLMI 1991D                      71,076.38    2,390.79     73,467.17
MLMI 1991G                     134,694.95   15,802.83    150,497.78
MLMI 1991I                      61,023.60   29,512.33     90,535.93
MLMI 1992B                     553,841.94   62,714.40    616,556.34
MLMI 1992D                      19,958.83   34,466.50     54,425.33
GTFC 1992-1                           .00                       .00
GTFC 1992-2                           .00                       .00
GTFC 1993-1                           .00                       .00
GTFC 1993-2                           .00                       .00
GTFC 1993-3                           .00                       .00
GTFC 1993-4                    643,422.70   31,279.16    674,701.86
                             ------------  ----------  ------------
                             1,568,013.11  193,144.52  1,761,157.63

Total Residual and Inside
 Refinance Payments                                    1,761,157.63
                                                       ------------
